                                                                      EXHIBIT 21

                                                                    JURISDICTION
AFFILIATES                                                          OF ORGANIZATION
Administradora Serdeco, C.A.                                        Venezuela
AEE2, L.L.C.                                                        Delaware
AES (India) Private Limited                                         India
AES (NI) Limited                                                    Northern Ireland
AES Abigail Sarl                                                    Luxembourg
AES Africa Holdings Limited                                         Cayman Islands
AES Alamitos Development, Inc.                                      Delaware
AES Alamitos, L.L.C.                                                Delaware
AES Alicura Holdings S.R.L.                                         Argentina
AES Americas International Holdings, Limited                        Bermudas
AES Americas Participac?es Ltda.                                    Brazil
AES Americas, Inc.                                                  Delaware
AES Andes Energy, Inc.                                              Delaware
AES Andes, Inc.                                                     Delaware
AES Andres BV                                                       The Netherlands
AES Angel Falls, L.L.C.                                             Delaware
AES Anhui Power Co. Ltd.                                            British Virgin
                                                                    Islands
AES Anhui Power Company (L) Ltd.                                    Malaysia
AES Antelope Valley, L.L.C.                                         Delaware
AES Appalachia, L.L.C.                                              Delaware
AES Aquila, Inc.                                                    Delaware
AES Aramtermelo Holdings B.V.                                       The Netherlands
AES Argener I, LLC                                                  Delaware
AES Argener II, LLC                                                 Delaware
AES ARGENER LP, LTD.                                                Cayman Islands
AES Argentina Investments II, Ltd.                                  Cayman Islands
AES Argentina Investments, Ltd.                                     Cayman Islands
AES Argentina Operations, Ltd.                                      Cayman Islands
AES Argentina, Inc.                                                 Delaware
AES Asociados S.A.                                                  Argentina
AES Atlantis BV                                                     The Netherlands
AES Atlantis, Inc.                                                  Delaware
AES Aurora Holdings, Inc.                                           Delaware
AES Aurora, Inc.                                                    Delaware
AES AustHolding Pty Ltd                                             Australia
AES Austin Aps                                                      Denmark
AES Australia General Partnership                                   Australia
AES Australia General Partnership 1                                 Australia

AES Australia General Partnership 2                                 Australia
AES Australia General Partnership 3                                 Australia
AES Australia General Partnership 4                                 Australia
AES Australia Holding BV                                            The Netherlands
AES Australia Retail II, Inc.                                       Delaware
AES Australia Retail, Inc.                                          Delaware
AES Baja Holdings II B.V.                                           The Netherlands
AES Baja Holdings, B.V.                                             The Netherlands
AES Baja Norte I, Inc.                                              Delaware
AES Baja Norte II, Inc.                                             Delaware
AES Baltic Holdings BV                                              The Netherlands
AES Bandeirante Empreendimentos Ltda                                Brazil
AES Bandeirante, Ltd.                                               Cayman Islands
AES Barka Holdings (Cayman), Ltd.                                   Cayman Islands
AES Barka Holdings Limited                                          United Kingdom
AES Barka SAOC                                                      Oman
AES Barka Services 1 (Cayman) Ltd.                                  Cayman Islands
AES Barka Services 1 (Mauritius) Ltd.                               Mauritius
AES Barka Services 2 (Cayman) Ltd.                                  Cayman Islands
AES Barka Services 2 (Mauritius) Ltd.                               Mauritius
AES Barka Services, Inc.                                            Delaware
AES Barry Limited                                                   United Kingdom
AES Barry Operations Ltd.                                           United Kingdom
AES Beauvior BV                                                     The Netherlands
AES Beaver Valley, L.L.C.                                           Delaware
AES Belfast West Power Limited                                      Northern Ireland
AES Bella Vista, L.L.C.                                             Delaware
AES Big Sky, L.L.C.                                                 Delaware
AES Bolivia Ltda.                                                   Bolivia
AES Borsod Energetic Ltd.                                           Hungary
AES Borsod Energetic Ltd. Tiszapalkonya Power Plant                 Hungary
AES Borsod Holdings Limited                                         United Kingdom
AES Borsodi Avamtermelo Kft                                         Hungary
AES Borsodi Uzemelteto es Karbantarto Kft.                          Hungary
AES Borsodi Vagyonkezel Kft.                                        Hungary
AES Brasil Ltda                                                     Brazil
AES Brazil Holdings, Inc.                                           Delaware
AES Brazil International Holdings, Limited                          Bermuda
AES Brazil, Inc.                                                    Delaware
AES Bridge I, Ltd.                                                  Cayman Islands
AES Bridge II, Ltd.                                                 Cayman Islands
AES Bridge S/A                                                      Brazil
AES Bulgaria Holdings BV                                            The Netherlands
AES BV Operations, L.L.C.                                           Delaware

AES BVI Holdings I, Inc.                                            Delaware
AES BVI Holdings II, Inc.                                           Delaware
AES CAESS Distribution, Inc.                                        Delaware
AES Calgary ULC                                                     Canada
AES Calgary, Inc.                                                   Delaware
AES California Management Co., Inc.                                 Delaware
AES Cameroon Holdings S.A.                                          Cameroon
AES Canada, Inc.                                                    Delaware
AES Canal Power Services, Inc.                                      Delaware
AES Canal, Ltd.                                                     Cayman Islands
AES Capital Funding, LLC                                            Delaware
AES Caracoles I                                                     Cayman Islands
AES Caracoles II                                                    Cayman Islands
AES Caracoles III L.P.                                              Cayman Islands
AES Caracoles SRL                                                   Argentina
AES Caribbean Finance Holdings, Inc.                                Delaware
AES Caribbean Holdings, Inc.                                        Delaware
AES Caribbean Investment Holdings, Ltd.                             Cayman Islands
AES Caribbean Services, Inc.                                        Delaware
AES Carly Sarl                                                      Luxembourg
AES Cayman Guaiba, Ltd.                                             Cayman Islands
AES Cayman I                                                        Cayman Islands
AES Cayman II                                                       Cayman Islands
AES Cayman Islands Holdings, Ltd.                                   Cayman Islands
AES Cayman Pampas, Ltd.                                             Cayman Islands
AES Cayuga, L.L.C.                                                  Delaware
AES Cemig Empreendimentos II, Ltd.                                  Cayman Islands
AES Cemig Empreendimentos, Inc.                                     Cayman Islands
AES Cemig Holdings, Inc.                                            Delaware
AES Central America Electric Light, Ltd.                            Cayman Islands
AES Central America Power Ventures, Ltd.                            Cayman Islands
AES Central American Holdings, Inc.                                 Delaware
AES Central American Investment Holdings, Ltd.                      Cayman Islands
AES Central American Management Services, Inc.                      Delaware
AES Ceprano Energia SRL                                             Italy
AES Chaparron I, Ltd                                                Cayman Islands
AES Chaparron II, Ltd                                               Cayman Islands
AES Chaparron III BV                                                The Netherlands
AES Chengdu Power Company (L) Ltd.                                  Malaysia
AES Chesapeake, Inc.                                                Delaware
AES Chieftain, L.L.C.                                               British Virgin Islands
AES Chigen Company, Ltd.                                            British Virgin
                                                                    Islands
AES Chigen Holding Company (L) Ltd.                                 Malaysia

AES China Co.                                                       Cayman Islands
AES China Corp.                                                     Cayman Islands
AES China Generating Co. Ltd.                                       Bermuda
AES China Holding Company (L) Ltd.                                  Malaysia
AES China Power Corporation                                         Cayman Islands
AES China Power Holding Company (L) Ltd.                            Malaysia
AES Chinggis Holdings BV                                            The Netherlands
AES Chiriqui - La Estrella                                          Panama
AES Chiriqui - Los Valles                                           Panama
AES Cholita, Ltd.                                                   Cayman Islands
AES CLESA, Y Compania Sociedad en Comandita de C.V.                 San Salvador
AES Colombia I, Inc.                                                Delaware
AES Columba, L.L.C.                                                 Delaware
AES Columbia Power Procurement Company, L.L.C.                      Delaware
AES Columbia Power, LLC                                             Delaware
AES Communications Bolivia S.A.                                     Bolivia
AES Communications Latin America, Inc.                              Delaware
AES Communications Rio de Janeiro Ltda.                             Brazil
AES Communications, L.L.C.                                          Delaware
AES Communications, Ltd.                                            Cayman Islands
AES Condor, Ltd.                                                    Cayman Islands
AES Connecticut Management, Inc.                                    Delaware
AES Constructors, Inc.                                              Delaware
AES Coral Holdings, Ltd.                                            Cayman Islands
AES Coral Reef, LLC                                                 Cayman Islands
AES Coral, Inc.                                                     Delaware
AES Costa Rica Holdings, Ltd.                                       Cayman Islands
AES Costa Rica Hydroelectrica, Ltd.                                 Cayman Islands
AES Creative Resources, L.P.                                        Delaware
AES Crossroads, L.L.C.                                              Delaware
AES Cypress Holdings, L.L.C.                                        Delaware
AES Cypress, L.L.C.                                                 Delaware
AES Deepwater, Inc.                                                 Delaware
AES Delano, Inc.                                                    Delaware
AES Denmark GP Holding I Aps                                        Denmark
AES Denmark GP Holding II ApS                                       Denmark
AES Desert Power, L.L.C.                                            Delaware
AES Development de Argentina S.A.                                   Argentina
AES Devin                                                           Ireland
AES Direct, Inc.                                                    Delaware
AES Direct, L.L.C.                                                  Delaware
AES Distribucion Dominicana, Ltd.                                   Cayman Islands
AES Distribuidores Salvadorenos Limitada                            San Salvador
AES Distribuidores Salvadorenos Y Campania                          San Salvador

AES Distribution East, L.L.C.                                       Delaware
AES Distribution East, Ltd.                                         Cayman Islands
AES Dominican Holdings, Inc.                                        Delaware
AES Drax Acquisition Holdings Limited                               United Kingdom
AES Drax Acquisition Limited                                        United Kingdom
AES Drax Electric Limited                                           Cayman Islands
AES Drax Energy II Limited                                          United Kingdom
AES Drax Energy Limited                                             Cayman Islands
AES Drax Financing II, Inc.                                         Delaware
AES Drax Financing Limited                                          United Kingdom
AES Drax Financing, Inc.                                            Delaware
AES Drax Holdings Limited                                           Cayman Islands
AES Drax IBC Limited                                                Guernsey
AES Drax Investments Holdings Limited                               United Kingdom
AES Drax Investments Limited                                        United Kingdom
AES Drax Limited                                                    Cayman Islands
AES Drax Power Finance Holdings Limited                             United Kingdom
AES Drax Power Finance Limited                                      United Kingdom
AES Drax Power Limited                                              United Kingdom
AES Eamon Theadore Holding, Inc.                                    Delaware
AES East Usk Limited                                                United Kingdom
AES Eastern Energy, L.P.                                            Delaware
AES EcoHolding Pty Ltd                                              Australia
AES Ecotek Holdings, L.L.C.                                         Delaware
AES EDC Funding II, L.L.C.                                          Delaware
AES EDC Holding II, Inc.                                            Delaware
AES EDC Holding, L.L.C.                                             Delaware
AES Edeersa, Ltd.                                                   Cayman Islands
AES Edelap Funding Corporation, L.L.C.                              Delaware
AES EEO Distribution, Inc.                                          Delaware
AES Ekibastuz Holdings BV                                           The Netherlands
AES Ekibastuz LLP                                                   Kazakhstan
AES EKR Holdings BV                                                 The Netherlands
AES El Dorado, Inc.                                                 Delaware
AES El Faro Electric Light, Ltd.                                    Cayman Islands
AES El Faro Generating, Ltd.                                        Cayman Islands
AES El Faro Generation, Inc.                                        Delaware
AES El Salvador Distribution Ventures, Ltd.                         Cayman Islands
AES El Salvador Electric Light, Ltd.                                Cayman Islands
AES El Salvador, Ltd.                                               Cayman Islands
AES Electric Ltd.                                                   United Kingdom
AES Electricidad de Cordoba, Ltd.                                   Cayman Islands
AES Electricidad de Santiago                                        Chile
AES Eletrolight, Ltd.                                               Cayman Islands

AES Elsta BV                                                        The Netherlands
AES Emma, L.L.C.                                                    Delaware
AES Empresa Electrica de El Salvador Limitada de Capital            El Salvador
Variable
AES Endeavor, Inc.                                                  Delaware
AES Energia Cartagena, S.R.L.                                       Spain
AES Energia I, Ltd.                                                 Cayman Islands
AES Energia II, Ltd.                                                Cayman Islands
AES Energia Ltda                                                    Brazil
AES Energia SRL                                                     Italy
AES Energia Verde                                                   Chile
AES Energy Chesapeake, Inc.                                         Delaware
AES Energy Holdings, BV                                             The Netherlands
AES Energy Mexico, Inc.                                             Delaware
AES Energy Pty Ltd.                                                 Australia
AES Energy Services Inc.                                            Ontario
AES Energy, Inc.                                                    Delaware
AES Energy, Ltd.                                                    Bermuda
AES eNet Telecomunicacoes Ltda                                      Brazil
AES Engineering, Ltd.                                               Cayman Islands
AES Enterprise, Inc.                                                Delaware
AES Espana Power Trading, S.L.                                      Spain
AES Esti Panama Holding, Ltd.                                       Cayman Islands
AES Europe S.A.                                                     France
AES European Holdings BV                                            The Netherlands
AES Excalibur, L.L.C.                                               Delaware
AES Fifoots Point Limited                                           United Kingdom
AES Fifoots Point Operations Limited                                United Kingdom
AES Finance and Development, Inc.                                   Delaware
AES Forca Empreendimentos Ltda                                      Brazil
AES Forca II, Ltd.                                                  Cayman Islands
AES Forca, Ltd.                                                     Cayman Islands
AES Frontier Development, Inc.                                      Delaware
AES Frontier Holdings BV                                            The Netherlands
AES Frontier, L.P.                                                  Delaware
AES Gardabani Holdings BV                                           The Netherlands
AES Gas Empreendimentos Ltda                                        Brazil
AES Gas Holdco (Cayman) Ltd.                                        Cayman Islands
AES Gemini BV                                                       The Netherlands
AES Gener S.A.                                                      Chile
AES Generation Holdings, LLC                                        Delaware
AES Georgia Gas GP, L.L.C.                                          Delaware
AES Georgia Gas Partner, Ltd.                                       Cayman Islands
AES Georgia Gas, L.L.C.                                             Delaware

AES Global Energy and Telecom Solutions, C.A.                       Venezuela
AES Global Power Finance Aps                                        Denmark
AES Global Power Finance II ApS                                     Denmark
AES Global Power Finance, Inc.                                      Delaware
AES Global Power Finance, Inc. II                                   Delaware
AES Global Power Finance, Inc. III                                  Delaware
AES Global Power Holdings ApS                                       Denmark
AES Global Power Holdings, B.V.                                     The Netherlands
AES Goldfields Power B.V.                                           The Netherlands
AES GPH Holdings, Inc.                                              Delaware
AES GPH, L.L.C.                                                     Delaware
AES Granbury, L.L.C.                                                Delaware
AES Great Falls BV                                                  The Netherlands
AES Great Plains, Inc.                                              Delaware
AES Greenidge, L.L.C.                                               Delaware
AES Greystone Holdings, L.L.C.                                      Delaware
AES Greystone, L.L.C.                                               Delaware
AES Guaiba II Empreendimentos Ltda                                  Brazil
AES Guayaquil, Inc.                                                 Delaware
AES Haripur (Pvt.) Limited                                          Bangladesh
AES Harriman Cove, Inc.                                             Delaware
AES Hawaii Management Company, Inc.                                 Delavare
AES Hawaii, Inc.                                                    Delaware
AES Hickling, L.L.C.                                                Delaware
AES Honduras Construction and Management, Ltd.                      Cayman Islands
AES Honduras Finance, Ltd.                                          Cayman Islands
AES Honduras Fuel Supply, Ltd.                                      Cayman Islands
AES Honduras Generacion, Sociedad en Comandita por                  Honduras
Acciones de Capital Variable
AES Honduras Generation Ventures, Ltd.                              Cayman Islands
AES Honduras Generation, Inc.                                       Delaware
AES Honduras Holdings, Ltd.                                         Cayman Islands
AES Honduras O&M, Sociedad en Comandita por                         Honduras
Acciones de Capital Variable
AES Horizons Holdings BV                                            The Netherlands
AES Horizons Investments                                            United Kingdom
AES Horizons Ltd.                                                   United Kingdom
AES Hoytdale, L.L.C.                                                Delaware
AES Hungary Investments Limited Liability Company                   Hungary
AES Hungary Limited                                                 United Kingdom
AES Huntington Beach Development, Inc.                              Delaware
AES Huntington Beach, L.L.C.                                        Delaware
AES IB Valley Corporation                                           India
AES IB Valley Holding                                               Mauritius

AES IHB Cayman, Ltd.                                                Cayman Islands
AES India, L.L.C.                                                   Delaware
AES Indian Queens Holdings Limited                                  United Kingdom
AES Indian Queens Operations Limited                                United Kingdom
AES Indian Queens Power Limited                                     United Kingdom
AES Infoenergy Ltda                                                 Brazil
AES Intercon II, Ltd.                                               Cayman Islands
AES Intercon, Ltd.                                                  Cayman Islands
AES Interenergy, Ltd.                                               Cayman Islands
AES International Holdings II, Ltd.                                 British Virgin Islands
AES International Holdings, Ltd.                                    British Virgin Islands
AES Inti Raymi, Ltd.                                                Cayman Islands
AES Intrepid, L.L.C.                                                Delaware
AES Intricity Services, Inc.                                        Delaware
AES Intricity, Inc.                                                 New Jersey
AES Ironwood, Inc.                                                  Delaware
AES Ironwood, L.L.C.                                                Delaware
AES Isabella Holdings, Inc.                                         Delaware
AES Isthmus Energy, S.A.                                            Panama
AES Italia S.r.l                                                    Italy
AES Jackson Holdings BV                                             The Netherlands
AES Japan, Inc.                                                     Delaware
AES Jennison, L.L.C.                                                Delaware
AES Joshua Tree, Inc.                                               Delaware
AES Kalaeloa Venture, L.L.C.                                        Delaware
AES Kazakhstan Holdings BV                                          The Netherlands
AES Kazakhstan Limited Liability Company                            Kazakhstan
AES Kelanitissa (Private) Limited                                   Sri Lanka
AES Kelanitissa Services, Ltd.                                      Cayman Islands
AES Kelvin Power (Proprietary) Limited                              Republic of South Africa
AES Keystone, L.L.C.                                                Delaware
AES Khramhesi I                                                     Republic of Georgia
AES Khramhesi II                                                    Republic of Georgia
AES Kilroot Generating Limited                                      United Kingdom
AES Kilroot Power Limited                                           Northern Ireland
AES King Harbor, Inc.                                               Delaware
AES Kingston Holdings B.V.                                          The Netherlands
AES Kingston ULC                                                    Nova Scotia
AES Korea, Inc.                                                     Delaware
AES La Playa Holdings B.V.                                          The Netherlands
AES Lal Pir (Pvt) Ltd.                                              Pakistan
AES Lal Pir (UK) Ltd.                                               United Kingdom
AES Lal Pir Limited
AES las Palmas, L.L.C.                                              Delaware

AES Leninogorsk TETS LLP                                            Kazakhstan
AES Light II, Inc.                                                  Delaware
AES LNG Holding II, Ltd.                                            Cayman Islands
AES LNG Holding III, Ltd.                                           Cayman Islands
AES LNG Holding, Ltd.                                               Cayman Islands
AES LNG Marketing, L.L.C.                                           Delaware
AES LNG, Ltd.                                                       Cayman Islands
AES Londonderry Holdings, L.L.C.                                    Delaware
AES Londonderry, L.L.C.                                             Delaware
AES Long Island Holdings, L.L.C.                                    Delaware
AES Long Island, L.L.C.                                             Delaware
AES Los Mina Finance Company                                        Cayman Islands
AES Madison Holdings BV                                             The Netherlands
AES Maritza East 1 Ltd.                                             Bulgaria
AES Maritza East 1 Services Ltd.                                    Cyprus
AES Maritza East 1 Services Ltd.                                    Bulgaria
AES Mayan Holdings, S. de R.L. de C.V.                              Mexico
AES Medina Valley Cogen (No.2), L.L.C.                              Illinois
AES Medina Valley Cogen (No.4), L.L.C.                              Illinois
AES Medina Valley Cogen, L.L.C.                                     Illinois
AES Medina Valley Operations, L.L.C.                                Illinois
AES Medway Electric Limited                                         United Kingdom
AES Medway Operations Limited                                       United Kingdom
AES Meghnaghat Limited                                              Bangladesh
AES Mendota Holdings, Inc.                                          Delaware
AES Merida B.V.                                                     The Netherlands
AES Merida III, S. de R.L. de C.V.                                  Mexico
AES Merida Management Services, S. de R.L. de C.V.                  Mexico
AES Merida Operaciones SRL de CV                                    Mexico
AES Mexican Holdings BV                                             The Netherlands
AES Mexico Development, S. de R.L. de C.V.                          Mexico
AES Mexico Farms, Inc.                                              Delaware
AES Middelzee Holding B.V.                                          The Netherlands
AES Mohave Holdings, L.L.C.                                         Virginia
AES Mohave, L.L.C.                                                  Delaware
AES Mongol Services, Inc.                                           Delaware
AES Monroe Holdings B.V.                                            The Netherlands
AES Monterey, Inc.                                                  Delaware
AES Montezuma, L.L.C.                                               Delaware
AES Monticello BV                                                   The Netherlands
AES Mount Vernon B.V.                                               The Netherlands
AES Mountainview, Inc.                                              Delaware
AES Mt. Stuart B.V.                                                 The Netherlands
AES Mt. Stuart General Partnership                                  Australia

AES Mtkvari, L.L.C.                                                 Republic of
                                                                    Georgia
AES Mystic, L.L.C.                                                  Delaware
AES Native Hollow, L.L.C.                                           Delaware
AES Network                                                         Cayman Islands
AES New Hampshire Biomass, Inc.                                     New Hampshire
AES New York Funding, L.L.C.                                        Delaware
AES New York Holdings, L.L.C.                                       Delaware
AES NewEnergy Ltd.                                                  United Kingdom
AES NewEnergy, Inc.                                                 Delaware
AES Nigeria Barge Ltd.                                              Nigeria
AES Nigeria Holdings, Ltd.                                          Cayman Islands
AES Nile Power Holdings Ltd.                                        Guernsey
AES Nile Power Ltd.                                                 Uganda
AES NY, L.L.C.                                                      Delaware
AES NY2, L.L.C.                                                     Delaware
AES NY3, L.L.C.                                                     Delaware
AES Oasis Energy, Inc.                                              Delaware
AES Oasis Finco (Cayman), Ltd.                                      Cayman Islands
AES Oasis Finco, Inc.                                               Delaware
AES Oasis Holdco (Cayman) Ltd.                                      Cayman Islands
AES Oasis Holdco, Inc.                                              Delaware
AES Oasis Power, L.L.C.                                             United Arab
                                                                    Emirates
AES Oasis Private Ltd.                                              Singapore
AES Ocean Cay, Ltd.                                                 Bahamas
AES Ocean Express LLC                                               Delaware
AES Ocean Link, LLC                                                 Delaware
AES Ocean LNG Ltd.                                                  Bahamas
AES Ocean Power, Ltd.                                               Delaware
AES Ocean Springs Trust Deed                                        Cayman Islands
AES Ocean Springs, Ltd.                                             Cayman Islands
AES Odyssey, L.L.C.                                                 Delaware
AES Oklahoma Management Co., Inc.                                   Delaware
AES Operadora S.A                                                   Argentina
AES Operations Colombia Ltda.                                       Colombia
AES OPGC Holding                                                    Mauritius
AES Orient, Inc.                                                    Delaware
AES Orissa Distribution Private Limited                             India
AES Orissa Operations Private Limited                               India
AES Osburne Pty Ltd.                                                Australia
AES Ottana Energia S.r.l.                                           Italy
AES Oxted Holdings, B.V.                                            The Netherlands
AES Pacific Procurement Company, L.L.C.                             Delaware

AES Pacific, Inc.                                                   Delaware
AES Pak Gen (Pvt) Co.                                               Pakistan
AES Pak Gen (UK) Ltd.                                               United Kingdom
AES Pak Gen Holdings, Inc.                                          Mauritius
AES Pakistan (Holdings) Limited                                     United Kingdom
AES Pakistan (Pvt) Ltd.                                             Pakistan
AES Pakistan Holdings                                               Mauritius
AES Pakistan Holdings (Cayman) Ltd.                                 Cayman Islands
AES Pakistan Operations, Ltd.                                       Delaware
AES Panama Energy, S.A.                                             Panama
AES Panama Holding, Ltd.                                            Cayman Islands
AES Panama, S.A.                                                    Panama
AES Parana Gas S.A.                                                 Argentina
AES Parana Generation Holdings, Ltd.                                Cayman Islands
AES Parana Holdings, Ltd.                                           Cayman Islands
AES Parana I Limited Partnership                                    Cayman Islands
AES Parana IHC, Ltd.                                                Cayman Islands
AES Parana II Limited Partnership                                   Cayman Islands
AES Parana Operations S.R.L.                                        Argentina
AES Parana Propiedades S.A                                          Argentina
AES Parana S.C.A.                                                   Argentina
AES Parkshot Holdings BV                                            The Netherlands
AES Partington Limited                                              United Kingdom
AES Partington Operations Limited                                   United Kingdom
AES Pasadena, Inc.                                                  Delaware
AES Pecan Grove II, L.L.C.                                          Delaware
AES Pecan Grove, L.L.C.                                             Delaware
AES Peru S.R.L.                                                     Peru
AES Petty's Island, L.L.C.                                          Delaware
AES Phoenix Ltd.                                                    Hungary
AES PJM, Inc.                                                       Delaware
AES Placerita, Incorporated                                         Delaware
AES Power Direct Ltd.                                               Delaware
AES Power Generation Holdings, BV                                   The Netherlands
AES Power Holding II, Ltd.                                          Cayman Islands
AES Power Holding III, Ltd.                                         Cayman Islands
AES Power Holding, Ltd.                                             Cayman Islands
AES Power I, Ltd.                                                   Cayman Islands
AES Power II, Ltd.                                                  Cayman Islands
AES Power One Pty Ltd.                                              Australia
AES Power Systems Holdings B.V.                                     The Netherlands
AES Power, Inc.                                                     Delaware
AES Prachinburi Holdings B.V.                                       The Netherlands
AES Prescott, L.L.C.                                                Delaware

AES Presidente Juarez SRL                                           Mexico
AES Proyectos Electricos, S. de R.L.DE C.V.                         Mexico
AES Puerto Rico Services, Inc.                                      Delaware
AES Puerto Rico, Inc.                                               Cayman Islands
AES Puerto Rico, L.P.                                               Delaware
AES Pumped Storage Arkansas, L.L.C.                                 Delaware
AES Qatar Holdings Ltd.                                             Cayman Islands
AES Ras Laffan Holdings Ltd.                                        Cayman Islands
AES Ras Laffan Services I, Ltd.                                     Cayman Islands
AES Ras Laffan Services II, Ltd.                                    Cayman Islands
AES Red Oak Urban Renewal Corporation                               New Jessey
AES Red Oak, Inc.                                                   Delaware
AES Red Oak, L.L.C.                                                 Delaware
AES Redfish, Inc.                                                   Delaware
AES Redfish, L.L.C.
(dba Vant Broadband in Virginia, Ohio, Pennsylvania)                Delaware
AES Redondo Beach, L.L.C.                                           Delaware
AES Richmond Holdings BV                                            The Netherlands
AES Rio Diamante, Inc.                                              Delaware
AES Rio Ozama Holdings, Ltd.                                        Cayman Islands
AES River Bend, L.L.C.                                              Delaware
AES River Mountain, LP                                              Delaware
AES Rock Springs, B.V.                                              The Netherlands
AES Rosarito Holding I, Ltd.                                        Cayman Islands
AES Rosarito Holding II, Ltd.                                       Cayman Islands
AES Rosarito SRL                                                    Mexico
AES San Nicolas, Inc.                                               Delaware
AES Santa Ana, Ltd.                                                 Cayman Islands
AES Santa Branca II, Ltd.                                           Cayman Islands
AES Santa Branca, Ltd.                                              Cayman Islands
AES Santiago Del Estero, Ltd.                                       Cayman Islands
AES Sao Paulo, Inc.                                                 Delaware
AES Sarmiento                                                       Argentina
AES Sayreville, L.L.C.                                              Delaware
AES Semipalatinsk TETS LLP                                          Kazakhstan
AES Services, Inc.                                                  Delaware
AES Services, Ltd.                                                  Cayman Islands
AES Servicios Electricos Limitada de Capital Variable               El Salvador
AES Servicios Electricos Y Compania Sociedad en                     El Salvador
Comandita de Capital Variable
AES Servicios Electricos, S. de R.L. de C.V.                        Mexico
AES Shady Point, Inc.                                               Delaware
AES Shannon Holdings BV                                             The Netherlands
AES Shulbinskaya GES LLP                                            Kazakhstan

AES Shygys Energy LLP                                               Kazakhstan
AES Silk Road Holdings B.V.                                         The Netherlands
AES Silk Road Trading BV                                            The Netherlands
AES Silk Road, Inc.                                                 Delaware
AES Sirocco Holdings BV                                             The Netherlands
AES Sirocco Limited                                                 United Kingdom
AES Small Hidros 1, Ltd.                                            Cayman Islands
AES Small Hidros 2, Ltd.                                            Cayman Islands
AES Sogrinaskaya TETS Limited Liability Partnership                 Kazakhstan
AES Sogrinsk CHP, LLP                                               Kazakhstan
AES Sogrinsk TETS LLP                                               Kazahstan
AES Somerset, L.L.C.                                                Delaware
AES Sonel                                                           Cameroon
AES South Africa Holdings B.V.                                      The Netherlands
AES South Asia Holdings (Mauritius)                                 Mauritius
AES South Australia Finance Pty Ltd.                                Australia
AES South Australia Holding II Pty Ltd.                             Australia
AES South Australia Holding III Pty Ltd.                            Australia
AES South Australia Holding Pty Ltd.                                Australia
AES South City, L.L.C.                                              Delaware
AES South Point, Ltd.                                               Cayman Islands
AES Southington Holdings, Inc.                                      Delaware
AES Southington, L.L.C.                                             Delaware
AES Southland Funding, L.L.C.                                       Delaware
AES Southland Holdings, L.L.C.                                      Delaware
AES Southland, L.L.C.                                               Delaware
AES Stonehaven Holding, Inc.                                        Delaware
AES Sul Distribuidora Gaucha de Energia S.A.                        Brazil
AES Sul Trading Ltda.                                               Brazil
AES Sul, L.L.C.                                                     Delaware
AES Summit Generation Ltd.                                          United Kingdom
AES Sunbelt, L.L.C.                                                 Delaware
AES Suntree Power Ltd.                                              Ireland
AES Taiwan, Inc.                                                    Delaware
AES Tanzania Holdings, Ltd.                                         Cayman Islands
AES Tanzania Limited                                                Bermuda
AES Teal Holding, Inc.                                              Delaware
AES Technical Services FZE                                          United Arab
                                                                    Emirates
AES Telecom  Americas, Inc.                                         Delaware
AES Telecom Development, L.L.C.                                     Delaware
AES TELECOMUNICACIONES SALVADORE?AS Y                               El Salvador
CIA, S. en C. de C.V.
AES Telecomunicaiones Salvadore?as Limitada de Capital              El Salvador

Variable
AES Teleinvest, L.L.C.                                              Delaware
AES Termo Bariri Ltda.                                              Brazil
AES Termosul Empreendimentos Ltda                                   Brazil
AES Termosul I, Ltd.                                                Cayman Islands
AES Termosul II, Ltd.                                               Cayman Islands
AES Terneuzen Engineering BV                                        The Netherlands
AES Terneuzen Management Services BV                                The Netherlands
AES Texas Funding III, L.L.C.                                       Delaware
AES TH II, Ltd.                                                     Cayman Islands
AES Thames, Inc.                                                    Delaware
AES Tian Fu Power Company (L) Ltd.                                  Malaysia
AES Tian Fu Power Company Ltd.                                      British Virgin
                                                                    Islands
AES Tiete Empreendimentos Ltda                                      Brazil
AES Tiete Holdings, Ltd.                                            Cayman Islands
AES Tiete Participacoes Ltda.                                       Brazil
AES Tisza Holdings BV                                               The Netherlands
AES Torrance, L.L.C.                                                Delaware
AES Trade I, Ltd.                                                   Cayman Islands
AES Trade II, Ltd.                                                  Cayman Islands
AES Trading Ltda.                                                   Brazil
AES Transgas Empreendimentos Ltda.                                  Brazil
AES Transgas I, Ltd.                                                Cayman Islands
AES Transgas II, Ltd.                                               Cayman Islands
AES Transgas, LLC                                                   Delaware
AES Transmisores Salvadorenos Y Compania, Sociedad en               El Salvador
Comandita de Capital Variable
AES Transmisores Salvadorenos, Ltda. de C.V.                        El Salvador
AES Transpower Australia Pty Ltd.                                   Australia
AES Transpower Holding Pty Ltd
(Trade name:Ecogen Energy)                                          Australia
AES Transpower Private Ltd.                                         Singapore
AES Transpower, Inc.                                                Delaware
AES Transpower, Inc.                                                Mauritius
AES Treasure Cove, Ltd.                                             Cayman Islands
AES Tri-State, L.L.C.                                               Delaware
AES Trust I                                                         Delaware
AES Trust II                                                        Delaware
AES Trust III                                                       Delaware
AES Trust IV                                                        Delaware
AES Trust V                                                         Delaware
AES Trust VII                                                       Delaware
AES Trust VIII                                                      Delawarw

AES Turbine Equipment, Inc.                                         Delaware
AES Turkish Holdings B.V.                                           The Netherlands
AES Tyler Holding, Ltd.                                             Cayman Islands
AES Tyneside Limited                                                United Kingdom
AES U&K Holdings B.V.                                               The Netherlands
AES UCH Holdings (Cayman) Ltd.                                      Cayman Islands
AES UCH Holdings, Ltd.                                              Cayman Islands
AES UK Holdings Limited                                             United Kingdom
AES UK Power Financing II Ltd                                       United Kingdom
AES UK Power Financing Limited                                      United Kingdom
AES UK Power Holdings Limited                                       United Kingdom
AES UK Power Limited                                                United Kingdom
AES UK Power, L.L.C.                                                Delaware
AES Ukraine Holdings BV                                             The Netherlands
AES Uruguaiana Empreedimentos Ltda.                                 Brazil
AES Uruguaiana, Inc.                                                Cayman Islands
AES Ust-Kamenogorsk GES LLP                                         Kazakhstan
AES Ust-Kamenogorsk TETS LLP                                        Kazakhstan
AES Venezeula Finance Ltd.                                          United Kingdom
AES Venezuela Finance Ltd.                                          United Kingdom
AES Venezuela, C.A.                                                 Venezuela
AES Victoria Holdings B.V.                                          The Netherlands
AES Victoria Partners B.V.                                          The Netherlands
AES Warrior Run Funding, L.L.C.                                     Delaware
AES Warrior Run, Inc.                                               Delaware
AES Washington Holdings BV                                          The Netherlands
AES Western Australia Holdings B.V.                                 The Netherlands
AES Western Maryland Management Co., Inc.                           Delaware
AES Westover, L.L.C.                                                Delaware
AES White Cliffs B.V.                                               The Netherlands
AES Whitefield, Inc.                                                New Hampshire
AES Wolf Hollow, L.P.                                               Delaware
AES WR Limited Partnership                                          Delaware
AES Yangchun Co. Ltd.                                               British Virgin
                                                                    Islands
AES Yucatan, S. de R.L. de C.V.                                     Mexico
AES ZEG Holdings B.V.                                               The Netherlands
AES/New Energy Arizona, L.L.C.                                      Delaware
AES-3C  Maritza East 1 Ltd.                                         Bulgaria
AES-3C  Maritza East 1 Ltd.                                         Cyprus
AESCom Sul Ltda.                                                    Brazil
AESEBA S.A.                                                         Argentina
AESEBA Trust Deed                                                   Cayman Islands
AES-TB Power Company Limited                                        Cayman Islands

AES-Zemplen Ltd.                                                    Hungary
Altai Power Limited Liability Partnership                           Kazakhstan
Altaienergo Open Joint Stock Company                                Kazakhstan
Anhui Liyuan - AES Power Co., Ltd.                                  Hong Kong
Asociados de Electrididad S.A.                                      Argentina
Asteroid I, Ltd.                                                    Cayman Islands
Asteroid II, Ltd.                                                   Cayman Islands
Atlantic Basin Services, Ltd.                                       Cayman Islands
Aurora Limitada de Capital Variable                                 El Salvador
B.A. Renewable S.R.L.                                               Argentina
B.A. Services S.R.L.                                                Argentina
B.A. Trading S.R.L.                                                 Argentina
C.A.  Energia Electrica de Lara - ENERLAR                           Venezuela
C.A. Electricidad de Guarenas Y Guatire                             Venezuela
C.A. La Electricidad de Caracas                                     Venezuela
C.A. Luz Electrica de Venezuela                                     Venezuela
C.A. Luz Electrica Del Yaracuy                                      Venezuela
C.A. Telecomunicaciones de Caracas                                  Venezuela
Camille Trust                                                       Cayman Islands
Camille, Ltd.                                                       Cayman Islands
Cavanal Minerals, Inc.                                              Delaware
Cayman Energy Traders                                               Cayman Islands
CCS Telecarrier                                                     Cayman Islands
Central Dique, S.A.                                                 Argentina
Central Electricity Supply Company of Orissa Limited                India
Central Illinois Light Company                                      Illinois
Central Termica San Nicolas S.A.                                    Argentina
Central Valley Fuels Management, Inc.                               Delaware
Chengdu AES Kaihua Gas Turbine Power Co. Ltd.                       China
Chongqing Nanchuan Aixi Power Company Limited                       China
Chongqing Nanchuan Aixi Power Company Limited                       China
CILCO Energy Corporation                                            Illinois
CILCO Exploration & Development Company                             Illinois
CILCORP Investment Management Inc.                                  Illinois
CILCORP Ventures Inc.                                               Illinois
Cilcorp, Inc.                                                       Illinois
Cleveland District Cooling Corporation                              Indiana
Cleveland Thermal Energy Corporation                                Indiana
CLM X Inc.                                                          Delaware
CLM XI Inc.                                                         Delaware
Cloghan Limited                                                     Northern Ireland
Cloghan Point Holdings Limited                                      Northern Ireland
CMS Generation San Nicolas Company                                  Michigan
Coal Creek Minerals, Inc.                                           Delaware

Compagnia Energetica de Minas Gerais                                Brazil
Companhia de Geracao de Energia Eletrica Tiete S.A.                 Brazil
Compania de Alumbrado Eletrico de San Salvador, S.A.                El Salvador
DE C.V.
Compania de Inversiones en Electricidad, S.A.                       Argentina
Comunicaciones Moviles EDC, C.A.                                    Venezuela
Corporacion EDC, C.A. "CEDC"                                        Venezuela
Crowne Investments, LLC                                             Delaware
Delta Capex Investments                                             Cayman Islands
Distribuidora Electrica de Usulutan,  Sociedad Anonima de           El Salvador
Capital Variable
DOC Dominicana, S.A.                                                Dominican Republic
Dominican Power Metering, Ltd.                                      Cayman Islands
Dominican Power Partners LDC                                        Cayman Islands
Dornoch Capital Management, L.L.C.                                  Delaware
Eastern Kazakhstan Regional Electricity Company Closed              Kazakhstan
Ecotek Newco Corporation                                            Delaware
ECS spol. s.r.o.                                                    Czech Republic
EDC Energy Ventures - El Salvador                                   Cayman Islands
EDC Energy Ventures - Transmision Colombia                          Cayman Islands
EDC Energy Ventures- Distribucion Colombia                          Cayman Islands
EDC Energy Ventures- Generation Colombia                            Cayman Islands
Edelap LLC                                                          Delaware
Eden Village Produce Limited                                        Northern Ireland
El Salvador Energy Holdings                                         Cayman Islands
Electroandes I, LLC                                                 Delaware
Electroandes II, LLC                                                Delaware
Eletroger Ltda.                                                     Brazil
Eletronet, S.A.                                                     Brazil
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.            Brazil
Eletropaulo Telecomunicacoes Ltda.                                  Brazil
Elsta BV & Co. CV                                                   The Netherlands
EMD Pribram, s.r.o.                                                 Czech Republic
EMD Ventures BV                                                     The Netherlands
Empresa de Infovias, S.A.                                           Brazil
Empresa Distribuidora de Electricidad del Este, SA                  Dominican
                                                                    Republic
Empresa Distribuidora de Energia Norte S.A.                         Argentina
Empresa Distribuidora de Energia Sur S.A.                           Argentina
Empresa Distribuidora La Plata, S.A.                                Argentina
Empresa Electrica de Oriente, S.A. de C.V.                          El Salvador
Empresa Electrica Guacolda S.A.                                     Chile
Empresa Generadora De Electricidad Itabo, S.A.                      Dominican Republic
Empresa Suroriental de Energia, C.A.                                Venezuela

Energia EDC, C.A.                                                   Venezuela
Energia Paulista Participacoes S.A.                                 Brazil
Energia Verde S.A.                                                  Chile
Energia Y Servicios Industriales Enerxis, C.A.                      Venezuela
Energocompany Open Joint Stock Company                              Kazakhstan
Energy Projects Holdings Co. LLC                                    Delaware
Energy Projects Leasing Co. LLC                                     Delaware
Enerzul, C.A.                                                       Venezuela
ENET TELECOMUNICACOES LTDA                                          Brazil
Gaia Verwaltungs GmbH                                               Germany
Gener Argentina S.A.                                                Argentina
Generacion de Vapor GENEVAPCA, C.A.                                 Venezuela
GeoUtilities, Inc.                                                  Delaware
Ghana Holdings LLC                                                  Delaware
Global Power Holdings CV                                            The Netherlands
Grupo Industrial EDC, C.A.                                          Venezuela
Haywood Power I, LLC                                                Delaware
Heat and Electricity Company LLP                                    Kazakhstan
Hefei Zhongli Energy Company Ltd.                                   China
Hemphill Power and Light Company                                    New Hampshire
Hidroelectrica Alicura S.A.                                         Argentina
Hidroelectrica Rio Juramento S.A.                                   Argentina
Hipotecaria San Miguel Limitada de Capital Variable                 San Salvador
Hipotecaria Santa Ana Limitada de Capital Variable                  El Salvador
Hunan Xiangci - AES Hydro Power Company Ltd.                        China
Indianapolis Campus Energy, Inc.                                    Indiana
Indianapolis Power & Light Company                                  Indiana
Inmobiliaria EDC, C.A.                                              Venezuela
InterAmerican Energy Leasing Company                                Delaware
INTERANDES S.A.                                                     Argentina
Inversiones Cachagua Limitada                                       Chile
Inversiones CYC Limitada                                            Chile
Inversiones Inextel, C.A.                                           Venezuela
Inversiones OEA Limitada                                            Chile
Inversiones Zappallar Limitada                                      Chile
Inversora AES Americas S.A.                                         Argentina
Inversora de San Nicolas S.A.                                       Argentina
Inversora DS 2000, C.A.                                             Venezuela
IPALCO Enterprises, Inc.                                            Indiana
IPL Funding Corporation                                             Indiana
Irtysh Power & Light LLP                                            Kazakhstan
Itabo                                                               Dominica Republic
Jiaozuo (G.P.) Corporation                                          Cayman Islands
Jiaozuo AES Wang Fang Power Company Limited                         China

Jiaozuo Power Partners, L.P.                                        Cayman Islands
JSC AES Leninogorsk TETS                                            Kazakhstan
JSC AES Shulbinsk GES                                               Kazakhstan
JSC AES Sogrinsk TETS                                               Kazakhstan
JSC AES Telasi                                                      Republic of Georgia
JSC AES Ust-Kamenogorsk GES                                         Kazakhstan
JSC AES Ust-Kamenogorsk TETS                                        Kazakhstan
JSC Semipalatinsk TETS                                              Kazakhstan
K&M Energy Investment, LLC                                          Delaware
K&M InterAmerican Investment Company, L.P.                          Delaware
K&M Servicios Tecnicos (Colombia) Ltda.                             Colombia
Kazincbarcikai Iparteruletfejleszt Kft.                             Hungary
Kilcormac Trading Limited                                           Cyprus
Kilroot Electric Limited                                            Cayman Islands
Kingston CoGen Limited Partnership                                  Ontario
KMR Acquisition Co. LLC                                             Delaware
KMR Colombia I, L.P.                                                Delaware
KMR Colombia I, LLC                                                 Delaware
KMR Colombia III Corporation                                        Delaware
KMR Power (Bermuda) Ltd.                                            Bermuda
KMR Power Holdings (Caymans) Ltd.                                   Cayman Islands
KMR Power International Capital Corporation                         Cayman Islands
KMR Power International Ltd.                                        Cayman Islands
Kraftwerks Premnitz GmbH & Co. KG                                   Germany
La Plata Holdings, Inc.                                             Delaware
La Plata I Empreendimentos Ltda.                                    Brazil
La Plata II Empreendimentos Ltda.                                   Brazil
La Plata II, Inc.                                                   Delaware
La Plata III, Inc.                                                  Delaware
La Plata Partners, L.P.                                             Delaware
Lake Worth Generation, LLC                                          Delaware
Light Servicos de Eletricidade S.A.                                 Brazil
Lightgas Ltda.                                                      Brazil
Luna I, Ltd.                                                        Cayman Islands
Luna II, Ltd.                                                       Cayman Islands
Luna III, Ltd.                                                      Cayman Islands
Luz del Plata S.A.                                                  Argentina
LW Generation Corporation                                           Delaware
Magnicon BV                                                         The Netherlands
Majkouben-West CJSC                                                 Kazakhstan
Mamonal Acquisition Corporation                                     Delaware
Medway Power Limited                                                United Kingdom
Mendota Biomass Power, Ltd.                                         California
Merchant Project Holdings Co. LLC                                   Delaware

Mercury Cayman Co. I, Ltd.                                          Cayman Islands
Mercury Cayman Co. II, Ltd.                                         Cayman Islands
Mercury Cayman Holdco, Ltd.                                         Cayman Islands
Metropolitana Overseas Ltd.                                         Brazil
Mid-America Capital Resources, Inc.                                 Indiana
Mid-America Energy Resources, Inc.                                  Indiana
Mountain Minerals, Inc.                                             Delaware
Mountainview Power Company                                          Delaware
Mountainview Power Company, LLC                                     Delaware
Mountainview Power Development Company, LLC                         Delaware
NewEnergy Americas, L.L.C.                                          Arizona
NewEnergy Pacifica, L.L.C.                                          Arizona
NewEnergy Partners, L.L.C.                                          Arizona
NewEnergy Southwest, L.L.C.                                         Arizona
NewEnergy Technologies, L.L.C.                                      Arizona
Nigen Supply Limited                                                United Kingdom
Nogradszen Kft.                                                     Hungary
NORGENER S.A.                                                       Chile
OJSC Altaienergo                                                    Kazakhstan
OJSC Ust-Kamenogorsk Heat Networks                                  Kazakhstan
Open Joint Stock Company Ayagouz Electricity Networks               Kazakhstan
Open Joint Stock Company Leninogorskaya TETS                        Kazakhstan
Open Joint Stock Company Semipalatinsk Electricity                  Kazakhstan
Distribution Networks
Open Joint Stock Company Semipalatinskie TETS                       Kazakhstan
Open Joint Stock Company Shulbinskaya GES                           Kazakhstan
Open Joint Stock Company Ust-Kamenogorsk TETS                       Kazakhstan
Operaciones Internacionales EDC, C.A.                               Venezuela
ORBCOMM Colombia, S.A.                                              Colombia
Orissa Power Generation Corporation Limited                         India
Parana Empreendimentos Ltda.                                        Brazil
Parana LLC                                                          Delaware
Placerita Oil Co., Inc.                                             Delaware
Planet Services, Inc.                                               Delaware
PlanetService, Inc.                                                 Delaware
PlanetServices.Com, Inc.                                            Delaware
Proelectrica Investment Co.                                         Cayman Islands
Proelectrica Sub I, Co. GP, Ltd.                                    Cayman Islands
Proelectrica Sub II, Co.  Ltd.                                      Cayman Islands
Proelectrica Sub III, Co.  Ltd.                                     Cayman Islands
Proelectrica Sub IV, Co.  Ltd.                                      Cayman Islands
Proelectrica Sub V, Co.  Ltd.                                       Cayman Islands
QST Enterprises Inc.
Quebrada de Ullum                                                   Argentina

Ras Laffan Power Company Limited                                    Qatar
Riverside Canal Power Company                                       California
San Francisco Energy Company, L.P.                                  Delaware
Semipalatinsk Electricity Transportation Company Closed             Kazakhstan
0Servicios EDC, C.A.                                                Venezuela
SFS Corporation                                                     New Hampshire
Shazia S.R.L.                                                       Argentina
Sino-American Energy, Inc.                                          British Virgin
                                                                    Islands
Sociedad Anonima Domestica de Gas Domegas                           Venezuela
Sociedad Electrica Santiago S.A.                                    Chile
Somerset Railroad Corporation                                       New York
Southern Electric Brazil Participacoes, Ltda.                       Brazil
Star Field Services Company                                         Delaware
Star Natural Gas Company                                            Delaware
Store Heat and Produce Energy, Inc.                                 Indiana
Sycamore Ridge Co., L.L.C.                                          Delaware
Tau Power BV                                                        The Netherlands
TD Communications Holdings                                          Cayman Islands
TDC Colombia, S.A.                                                  Colombia
Telematica EDC, C.A.                                                Venezuela
TERMOANDES S.A.                                                     Argentina
Termocandelaria GP LLC                                              Delaware
Termocandelaria Holdings Co. LLC                                    Delaware
Termocandelaria Investment Co.LLC                                   Delaware
Termocandelaria Sub I LLC                                           Delaware
Termocandelaria Sub II LLC                                          Delaware
Termocandelaria Sub III LLC                                         Delaware
Terneuzen Cogen B.V.                                                The Netherlands
The AES Barry Foundation                                            United Kingdom
Thermendota, Inc.                                                   California
Thermo Ecotek BV                                                    The Netherlands
Thermo Ecotek Corporation                                           Delaware
Thermo Ecotek Europe Holdings B.V.                                  The Netherlands
Thermo Ecotek International Holdings, Inc.                          Cayman Islands
Thermo Euro Ventures, s.r.o.                                        Czech Republic
Thermo Fuels Company, Inc.                                          California
ThinkAES, Inc.                                                      Delaware
Tiete Participacoes Ltda.                                           Brazil
Titan Energy of Georgia, Inc.                                       Delaware
Totem Gas Storage Company, LLC                                      Colorado
Totem Power, LLC                                                    Colorado
Transmission Management Services, L.L.C.                            Delaware
United Energy Management, Inc.                                      Delaware

Vant Communications Ltda.                                           Brazil
West County Generation, LLC                                         Delaware
Whitefield Power and Light Company                                  New Hampshire
Wildwood Funding, Ltd.                                              Cayman Islands
Wildwood II, Ltd.                                                   Cayman Islands
Wildwood Trust                                                      Cayman Islands
Wuhu Shaoda Electric Power Development Co. Ltd.                     China
Yangcheng International Power Generating Co. Ltd.                   China
Yangchun Fuyang Diesel Engine Power Co. Ltd.                        China
Zarnowicka Elektrownia Gazowa Sp.zo.o.                              Poland

                                       22